AMENDMENT NO. 1

TO

GLOBAL SECURITIES LENDING AGENCY AGREEMENT

This AMENDMENT, dated as of August 10, 2017, is made among the signatories hereto to amend that certain GLOBAL SECURITIES LENDING AGENCY AGREEMENT (the "Agency Agreement") dated February 14, 2017 entered into between Citibank, N.A., a national banking organization (the "Agent") and USAA Mutual Funds Trust, a Delaware statutory trust, acting solely in respect of each of its series listed on Exhibit A thereto (each such series, an "Initial Lender").

WHEREAS, USAA Mutual Funds Trust, acting solely in respect of each Initial Lender, USAA ETF Trust, and the Agent desire to amend the Agency Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

1.Amendments.

(a)Introductory Paragraph 1 to the Agency Agreement is hereby amended and restated in its entirety to read as follows:

"This Global Securities Lending Agency Agreement, dated as of [February 14, 2017, as amended (this "Agency Agreement"), is entered into by and between (i) CITIBANK, N.A., a national banking organization (the "Agent") and (ii) each USAA trust listed on Exhibit A hereto, as the same may be amended from time to time, acting solely in respect of their respective series listed on such Exhibit A (each such series, a "Lender")."

(b)Schedules I through VII to the Agency Agreement are amended by deleting the heading of each such schedule and in its entirely and replacing it as follows:

Schedule [X]

to the Global Securities Lending Agency Agreement,

Between Citibank, N.A., as the Agent

and

each USAA trust listed on Exhibit A hereto, as the same may be amended from time to time, acting solely in respect of their respective series listed on such Exhibit A

(each such series, a Lender)

(c)Exhibit A to the Agency Agreement is hereby amended in its entirety to read as set forth in Exhibit A attached hereto.

(d)Exhibit B to the Agency Agreement is amended by deleting the heading of Exhibit B in its entirely and replacing it as follows:

300757164 v3 0306937.00101

Exhibit B

to the Global Securities Lending Agency Agreement,

Between Citibank, N.A., as the Agent

and

each USAA trust listed on Exhibit A hereto, as the same may be amended from time to time, acting solely in respect of their respective series listed on such Exhibit A

(each such series, a Lender)

2.Miscellaneous.

(a)Except as amended hereby, the Agency Agreement shall remain in full force and effect.

(b)This Amendment may be executed in counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written

CITIBANK, N.A., Agent	USAA Mutual Funds Trust
By: /S/ RICHARD KISSINGER	By: /S/ JAMES DE VRIES
Name: Richard Kissinger	Name: James De Vries
Title: Director	Title: Assistant Treasurer
USAA ETF Trust
By: /S/ JAMES DE VRIES
Name: James De Vries
Title: Assistant Treasurer

Exhibit A

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., as the Agent

and each USAA trust (each, a "Trust") listed on this Exhibit A, acting solely in respect of their respective series listed on such Exhibit A

(each such series, a Lender)

Dated as of:	_________ __, 2017
Trust	Lender Name
Name
USAA
Mutual
Funds
Trust	USAA AGGRESSIVE GROWTH FUND
USAA CAPITAL GROWTH FUND
USAA CORNERSTONE AGGRESSIVE FUND
USAA CORNERSTONE MODERATE FUND
USAA CORNERSTONE MODERATELY
AGGRESSIVE FUND
USAA CORNERSTONE MODERATELY
CONSERVATIVE FUND
USAA EMERGING MARKETS FUND
USAA FIRST START GROWTH FUND
USAA FLEXIBLE INCOME FUND
USAA GLOBAL MANAGED VOLATILITY FUND
USAA GOVERNMENT SECURITIES FUND
USAA GROWTH FUND
USAA GROWTH & INCOME FUND
USAA GROWTH & TAX STRATEGY FUND
USAA HIGH INCOME FUND
USAA INCOME FUND
USAA INCOME STOCK FUND
USAA INTERMEDIATE-TERM BOND FUND
USAA INTERNATIONAL FUND
USAA MANAGED ALLOCATION FUND
USAA NASDAQ-100 INDEX FUND
USAA PRECIOUS METALS & MINERALS FUND
USAA REAL RETURN FUND
USAA S&P 500 FUND
USAA SCIENCE & TECHNOLOGY FUND
USAA SHORT TERM BOND FUND
USAA SMALL CAP STOCK FUND

Custodian Account

Number

State Street Bank and

Trust Company

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The Northern Trust

Company

State Street Bank and

Trust Company

"

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USAA TOTAL RETURN STRATEGY FUND

USAA ULTRA SHORT-TERM BOND FUND

USAA VALUE FUND

USAA WORLD GROWTH FUND

USAA

ETF

Trust USAA INTERMEDIATE-TERM BOND ETF

USAA SHORT-TERM BOND ETF

USAA MSCI USA VALUE MOMENTUM BLEND ETF

USAA MSCI USA SMALL CAP VALUE MOMENTUM BLEND ETF

USAA MSCI INTERNATIONAL VALUE MOMENTUM BLEND ETF

USAA MSCI EMERGING MARKETS VALUE MOMENTUM BLEND ETF

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State Street Bank and

Trust Company

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"

To the extent the custodian listed above is not Citibank, N.A. and no Operating Agreement with the custodian is in place, the related Lender agrees to give irrevocable instructions to the applicable custodian substantially in the form of those set out in Annex 1 to this Exhibit A. If an Operating Agreement is in place with the applicable custodian, no such instructions are required.

IN WITNESS WHEREOF, the parties hereto have caused this Exhibit A to be executed as of the date set forth above.

CITIBANK, N.A., Agent	USAA Mutual Funds Trust
By: /S/ RICHARD KISSINGER	By: /S/ JAMES DE VRIES
Name: Richard Kissinger	Name: James De Vries
Title: Director	Title: Assistant Treasurer
USAA ETF Trust
By: /S/ JAMES DE VRIES
Name: James De Vries
Title: Assistant Treasurer